UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) January 11, 2007

                               ESCALA GROUP, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     1-11988               22-2365834
            --------                     -------               ----------
 (State or other jurisdiction of Commission file number)    (I.R.S. employer
 incorporation or organization)                           identification no.)

                    623 Fifth Avenue New York, New York         10022
                    -----------------------------------         -----
               (Address of Principal Executive Offices)      (Zip Code)

                                 (212) 421-9400
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

         On January 8, 2007, the Company received notification that the NASDAQ Listing Qualifications Panel has determined to delist the Company's common stock from the NASDAQ Global Select Market, effective at the open of business on January 10, 2007. This delisting is a result of the Company's not having timely filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006.

         A copy of the press release, dated January 8, 2007, relating to this notification, is attached hereto as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 11, 2007            ESCALA GROUP INC.



                                  By:/s/ Matthew Walsh
                                  -------------------------------------------
                                  Name: Matthew Walsh
                                  Title: President and Chief Financial Officer